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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 4, 2000
                 (Date of earliest event reported: May 3, 2000)

                         Commission File Number: 1-10694


                               VISX, INCORPORATED
             (Exact name of Registrant as specified in its charter)



               Delaware                                        06-1161793
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(State of incorporation or organization)                 (IRS Employer I.D. No.)


           3400 Central Expressway, Santa Clara, California 95051-0703
           -----------------------------------------------------------
                    (Address of principal executive offices)

                                 (408) 733-2020
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events

     The information that is set forth in the Registrant's Press Release dated May 4, 2000 (which is attached hereto) is hereby incorporated by reference in this report on Form 8-K.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

          99.1 Text of Press Release dated May 4, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VISX, INCORPORATED


                                       By: /s/ TIMOTHY MAIER
                                           -----------------------------
                                           Timothy Maier,
                                           Executive Vice President and
                                           Chief Financial Officer


Date:  May 4, 2000